SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2001


                                 Medtronic, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         1-7707                                                 41-0793183
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


                            710 Medtronic Parkway NE
                        Minneapolis, Minnesota 55432-5604
              (Address of Principal Executive Offices and Zip Code)


                                 (763) 505-5000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.           Change in Fiscal Year

         On February 12, 2001, Medtronic, Inc. (the "Company") determined to change its fiscal year end from April 30 to a 52/53 week year ending on the last Friday in April of each year, effective for the current fiscal year. The Company's upcoming Form 10-K will reflect the new fiscal year end and there will be no transition period report required.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDTRONIC, INC.



                                       By  /s/ Robert L. Ryan
Date:  February 21, 2001               Robert L. Ryan
                                       Chief Financial Officer